STRINGER TACTICAL ADAPTIVE RISK FUND
SCHEDULE OF INVESTMENTS
November 30, 2024 (Unaudited)

COMMON STOCK - 12.27%	Shares	Value

Banks - 0.08%
Customers Bancorp, Inc. (a)	329	$18,572

Biotechnology - 0.53%
ACADIA Pharmaceuticals, Inc. (a)	3,538	57,740
Veracyte, Inc. (a)	1,619	69,536
		127,276
Commercial Services - 0.35%
Chegg, Inc. (a)	5,545	11,700
TriNet Group, Inc.	766	71,567
		83,267
Diversified Financial Services - 0.13%
International Money Express, Inc. (a)	648	13,653
Pagseguro Digital Ltd. - Class A - Brazil (a)	2,366	17,366
		31,019
Food - 0.06%
Calavo Growers, Inc.	486	13,467

Healthcare - Products - 0.14%
MiMedx Group, Inc. (a)	2,514	23,255
OraSure Technologies, Inc. (a)	2,567	9,755
		33,010
Insurance - 9.03%
Berkshire Hathaway, Inc. - Class B (a)	4,188	2,022,888
Essent Group Ltd.	1,013	58,531
Jackson Financial, Inc. - Class A	730	73,139
		2,154,558
Internet - 0.58%
Hims & Hers Health, Inc. (a)	4,295	138,385

Media - 0.07%
Sinclair, Inc.	867	15,884

Office & Business Equipment - 0.10%
Xerox Holdings Corp.	2,708	24,751

Oil & Gas - 0.08%
Noble Corp PLC	586	19,613

Oil & Gas Services - 0.14%
Bristow Group, Inc. (a)	639	24,423
Mammoth Energy Services, Inc. (a)	2,508	8,728
		33,151
Real Estate - 0.08%
eXp World Holdings, Inc.	1,373	19,016

REITS - 0.12%
Innovative Industrial Properties, Inc.	263	28,672

STRINGER TACTICAL ADAPTIVE RISK FUND
SCHEDULE OF INVESTMENTS
November 30, 2024 (Unaudited)

COMMON STOCK - 12.27% (continued)	Shares	Value

Retail - 0.05%
Tile Shop Holdings, Inc. (a)	1,935	$12,829

Software - 0.22%
Clear Secure, Inc. - Class A	1,972	51,035

Telecommunications - 0.51%
Lumen Technologies, Inc. (a)	16,695	122,541

TOTAL COMMON STOCK (Cost $2,271,908)		2,927,046

EXCHANGE-TRADED FUNDS - 85.83%

Debt Funds - 11.51%
SPDR Doubleline Total Return Tactical ETF	33,343	1,347,057
SPDR Portfolio Aggregate Bond ETF	54,660	1,399,843
		2,746,900
Equity Funds - 74.32%
Federated Hermes U.S. Strategic Dividend ETF	34,117	971,591
iShares MSCI Emerging Markets ex China ETF	15,405	889,947
iShares MSCI International Quality Factor ETF	30,487	1,187,164
iShares MSCI USA Momentum Factor ETF	5,631	1,219,224
iShares MSCI USA Quality Factor ETF	12,940	2,397,653
iShares Russell 2000 ETF	475	114,888
JPMorgan Equity Premium Income ETF	7,847	477,333
JPMorgan Hedged Equity Laddered Overlay ETF	45,326	2,857,351
SPDR MSCI USA Strategic Factors ETF	7,587	1,242,675
SPDR S&P 1500 Value Tilt ETF	3,784	740,494
Technology Select Sector SPDR Fund	5,021	1,173,558
Vanguard Growth ETF	2,554	1,044,918
Vanguard International Dividend Appreciation ETF	20,126	1,690,383
WisdomTree International Quality Dividend Growth Fund	18,767	675,424
Xtrackers U.S. National Critical Technologies ETF	32,180	1,049,467
		17,732,070

TOTAL EXCHANGE-TRADED FUNDS (Cost $18,730,114)		20,478,970

SHORT-TERM INVESTMENTS - 1.93%
Federated Hermes Government Obligations Fund - Institutional Shares, 4.50% (b)	460,729	460,729

TOTAL SHORT-TERM INVESTMENTS (Cost $460,729)		460,729

INVESTMENTS AT VALUE (Cost $21,462,751) - 100.03%		$23,866,745

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.03%)		(7,000)

NET ASSETS - 100.00%		$23,859,745

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day yield at November 30, 2024, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

ETF - Exchange-Traded Fund

Ltd  - Limited

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

SPDR - Standard & Poor's Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Stringer Funds

NOTES TO THE SCHEDULE OF INVESTMENTS

November 30, 2024 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Stringer Tactical Adaptive Risk Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. The rule became effective on September 8, 2022. Under the new rule a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

Stringer Funds

NOTES TO THE SCHEDULE OF INVESTMENTS

November 30, 2024 (Unaudited)

Fair Value Measurements (continued)

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2024.

Financial Instruments - Assets		Level 2
Security Classification (1)	Level 1 (Quoted Prices)	(Other Significant Observable Inputs)	Totals
Common Stock (2)	$2,927,046	$—	$2,927,046
Exchange Trades Funds (2)	20,478,970	—	20,478,970
Money Market Funds	460,729	—	460,729
Totals	$23,866,745	$—	$23,866,745

(1)       As of and during the nine months ended November 30, 2024, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       All common stock and ETFs held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry category and ETFs by investment type, please refer to the Schedule of Investments.

During the nine months ended November 30, 2024, no securities were valued using alternative procedures approved by the Board.

Exchange Traded Funds – The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation of investments at November 30, 2024 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$21,466,528	$2,449,146	$(48,929)	$2,400,217

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.